Exhibit 99.1
JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)
The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or its knows or has reason to believe that such information is inaccurate.
Date: February 10, 2022

INSIGHT HOLDINGS GROUP, LLC

By:	/s/ Andrew Prodromos
Name:	Andrew Prodromos
Title:	Attorney-in-Fact

INSIGHT VENTURE PARTNERS X, L.P.
By:	Insight Venture AssociatesX, L.P., its general partner
By:	Insight Venture Associates X, Ltd., its general partner

By:	/s/ Andrew Prodromos
Name:	Andrew Prodromos
Title:	Authorized Officer

INSIGHT VENTURE PARTNERS (CAYMAN) X, L.P.
By:	Insight Venture Associates X, L.P., its general partner
By:	Insight Venture Associates X, Ltd., its general partner

By:	/s/ Andrew Prodromos
Name:	Andrew Prodromos
Title:	Authorized Officer

INSIGHT VENTURE PARTNERS (DELAWARE) X, L.P.
By:	Insight Venture Associates X, L.P., its general partner
By:	Insight Venture Associates X, Ltd., its general partner

By:	/s/ Andrew Prodromos
Name:	Andrew Prodromos
Title:	Authorized Officer

INSIGHT VENTURE PARTNERS X (CO-INVESTORS), L.P.
By:	Insight Venture Associates X, L.P., its general partner
By:	Insight Venture Associates X, Ltd., its general partner

By:	/s/ Andrew Prodromos
Name:	Andrew Prodromos
Title:	Authorized Officer

[Signature Page to Joint Filing Agreement]

INSIGHT VENTURE ASSOCIATES X, L.P.
By:	Insight Venture Associates X, Ltd., its general partner

By:	/s/ Andrew Prodromos
Name:	Andrew Prodromos
Title:	Authorized Officer

INSIGHT VENTURE ASSOCIATES X, LTD.

By:	/s/ Andrew Prodromos
Name:	Andrew Prodromos
Title:	Authorized Officer

INSIGHT ASSOCIATES XI, LTD.

By:	/s/ Andrew Prodromos
Name:	Andrew Prodromos
Title:	Authorized Officer

INSIGHT ASSOCIATES XI, L.P.
By:	Insight Associates XI, Ltd., its general partner

By:	/s/ Andrew Prodromos
Name:	Andrew Prodromos
Title:	Authorized Officer

INSIGHT ASSOCIATES (EU) XI, SARL
By:	Insight Venture Associates XI, L.P., its general partner
By:	Insight Venture Associates XI, Ltd., its general partner

By:	/s/ Andrew Prodromos
Name:	Andrew Prodromos
Title:	Authorized Officer

[Signature Page to Joint Filing Agreement]

INSIGHT PARTNERS (CAYMAN) XI, L.P.
By:	Insight Associates XI, L.P., its general partner
By:	Insight Associates XI, Ltd., its general partner

By:	/s/ Andrew Prodromos
Name:	Andrew Prodromos
Title:	Authorized Officer

INSIGHT PARTNERS (DELAWARE) XI, L.P.
By:	Insight Associates XI, L.P., its general partner
By:	Insight Associates XI, Ltd., its general partner

By:	/s/ Andrew Prodromos
Name:	Andrew Prodromos
Title:	Authorized Officer

INSIGHT PARTNERS (EU) XI, S.C.SP.
By:	Insight Associates (EU) XI, S.a.r.l., its general partner

By:	/s/ Andrew Prodromos
Name:	Andrew Prodromos
Title:	Authorized Officer

INSIGHT PARTNERS XI (CO-INVESTORS) (B), L.P.
By:	Insight Associates XI, L.P., its general partner
By:	Insight Associates XI, Ltd., its general partner

By:	/s/ Andrew Prodromos
Name:	Andrew Prodromos
Title:	Authorized Officer

INSIGHT PARTNERS XI (CO-INVESTORS), L.P.
By:	Insight Associates XI, L.P., its general partner
By:	Insight Associates XI, Ltd., its general partner

By:	/s/ Andrew Prodromos
Name:	Andrew Prodromos
Title:	Authorized Officer

INSIGHT PARTNERS XI, L.P.
By:	Insight Associates XI, L.P., its general partner
By:	Insight Associates XI, Ltd., its general partner

By:	/s/ Andrew Prodromos
Name:	Andrew Prodromos
Title:	Authorized Officer

[Signature Page to Joint Filing Agreement]